UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 27, 2026

ARAX HOLDINGS CORP.

(Exact name of Registrant as specified in its charter)

Nevada	333-185928	99-0376721
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

820 E Park Ave, Bld. F100 Tallahassee, Florida	32301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 850 254 1161

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 4.01	Changes In Registrant’s Certifying Accountant

(a) Dismissal of Independent Registered Public Accounting Firm.

On July 22, 2026, the Board of Directors of Arax Holdings Corp. (the “Company”) dismissed Fruci & Associates II, PLLC (“Fruci”) as the Company’s independent registered public accounting firm, effective immediately.

The audit reports of Fruci on the Company’s financial statements for the fiscal years ended October 31, 2025 and 2024 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years ended October 31, 2025 and 2024, and the subsequent interim period through July 23, 2026, there were no: (1) disagreements with Fruci on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Fruci’s satisfaction, would have caused Fruci to make reference to the subject matter of the disagreement in connection with its reports; or (2) reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The decision to dismiss Fruci was approved by the Board of Directors of the Company.

The Company has provided Fruci with a copy of the disclosures contained in this Item 4.01(a) and has requested that Fruci furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this Item 4.01(a) and, if not, stating the respects in which it does not agree. A copy of any such letter will be filed as an amendment hereto.

(b) Engagement of New Independent Registered Public Accounting Firm

On July 23, 2026, the Board of Directors of the Company engaged Shah Teelani & Associates as the Company’s new independent registered public accounting firm, effective immediately.

During the Company’s two most recent fiscal years ended October 31, 2025 and 2024, and the subsequent interim period through July 23, 2026, neither the Company nor anyone on its behalf consulted with Shah Teelani & Associates regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and Shah Teelani & Associates did not provide either a written report or oral advice to the Company that Shah Teelani & Associates concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Arax Holdings Corp.

Dated: July 27, 2026	By:	/s/ Michael P. Loubser
Michael P. Loubser
Chief Executive Officer

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

Certain statements contained in this report may be construed as “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 (the “Act”). All statements that are not historical facts are “forward-looking statements.” The words “estimate,” “project,” “intends,” “expects,” “anticipates,” “believes” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are made based on management’s beliefs, as well as assumptions made by, and information currently available to, management pursuant to the “safe harbor” provisions of the Act. These statements are subject to certain risks and uncertainties that may cause actual results to differ materially from those projected on the basis of these statements. Investors should consider this cautionary statement and furthermore, no assurance can be made that the transaction described in this Report will be consummated. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date made. The Company also undertakes no obligation to disclose any revision to these forward-looking statements to reflect events or circumstances after the date made or to reflect the occurrence of unanticipated events.

Investor@arax.cc
Arax Holdings Corp
+1 850-254-1161
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